Putnam PanAgora Managed Futures Strategy
The fund's consolidated portfolio
5/31/20 (Unaudited)

INVESTMENT COMPANIES (7.1%)(a)
	Shares	Value
State Street Institutional U.S. Government Money Market Fund(PAN)	751,675	$751,675

Total investment companies (cost $751,675)		$751,675

SHORT-TERM INVESTMENTS (83.3%)(a)
	Principal amount	Value
U.S. Treasury Bills 1.545%, 6/18/20(SEG)(PAN)	$8,800,000	$8,799,480

Total short-term investments (cost $8,793,630)		$8,799,480
TOTAL INVESTMENTS

Total investments (cost $9,545,305)		$9,551,155

	FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $17,009,439) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of New York
		British Pound	Sell	7/20/20	$889,911	$885,000	$(4,911)
		Japanese Yen	Buy	7/20/20	1,227,992	1,243,000	(15,008)
		New Zealand Dollar	Buy	7/20/20	978,133	951,000	27,133
		Norwegian Krone	Sell	7/20/20	139,004	131,000	(8,004)
		South African Rand	Buy	7/20/20	1,761,748	1,756,000	5,748
	Brown Brothers Harriman & Co.
		Czech Koruna	Buy	7/20/20	425,109	408,000	17,109
		Swedish Krona	Buy	7/20/20	153,119	147,000	6,119
		Turkish Lira	Buy	7/20/20	134,616	131,000	3,616
	State Street Broker Group
		Australian Dollar	Buy	7/20/20	1,519,778	1,455,610	64,168
		British Pound	Sell	7/20/20	139,838	139,741	(97)
		Canadian Dollar	Sell	7/20/20	716,040	696,854	(19,186)
		Czech Koruna	Sell	7/20/20	257,344	250,968	(6,376)
		Euro	Sell	7/20/20	2,883,941	2,813,753	(70,188)
		Hungarian Forint	Buy	7/20/20	155,352	182,890	(27,538)
		Japanese Yen	Buy	7/20/20	798,121	790,108	8,013
		Mexican Peso	Sell	7/20/20	941,635	862,724	(78,911)
		New Zealand Dollar	Buy	7/20/20	532,677	513,705	18,972
		Norwegian Krone	Buy	7/20/20	280,842	266,459	14,383
		Polish Zloty	Buy	7/20/20	169,021	153,697	15,324
		South African Rand	Sell	7/20/20	1,906,514	1,820,423	(86,091)
		Swedish Krona	Sell	7/20/20	791,400	739,749	(51,651)
		Swiss Franc	Buy	7/20/20	266,227	260,717	5,510
		Turkish Lira	Buy	7/20/20	377,350	410,041	(32,691)

	Unrealized appreciation						186,095

	Unrealized (depreciation)						(400,652)

	Total						$(214,557)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Amsterdam Exchange index (Short)	10	$1,182,359	$1,181,404	Jun-20	$(26,764)
Australian Government Treasury Bond 10 yr (Long)	5	496,478	496,477	Jun-20	(5,275)
Brent Crude (Short)##	6	236,460	236,460	Dec-20	(12,496)
Canadian Government Bond 10 yr (Long)	29	3,235,843	3,236,053	Sep-20	2,466
Chicago SRW Wheat (Long)##	9	234,338	234,338	Jul-20	(10,359)
Cocoa (Long)##	13	313,040	313,040	Sep-20	4,889
Coffee 'C' (Short)##	6	220,838	220,838	Sep-20	2,114
Copper (Long)##	4	242,550	242,550	Jul-20	10,262
Corn No. 2 Yellow (Short)##	59	960,963	960,963	Jul-20	21,265
Cotton No. 2 (Short)##	7	201,180	201,180	Dec-20	(2,617)
Crude Soybean Oil (Long)##	15	246,420	246,420	Jul-20	3,957
DAX Index (Short)	1	321,550	321,984	Jun-20	(47,332)
Euro-Bobl 5 yr (Short)	38	5,700,884	5,700,886	Jun-20	(2,549)
Euro-Bund 10 yr (Long)	10	1,914,392	1,914,393	Jun-20	(6,965)
Euro-Buxl 30 yr (Long)	16	3,766,000	3,766,001	Jun-20	(20,699)
Euro-CAC 40 Index (Short)	8	416,974	416,136	Jun-20	(20,883)
Euro-Schatz 2 yr (Short)	21	2,612,120	2,612,121	Jun-20	431
FTSE 100 Index (Short)	4	300,184	299,389	Jun-20	(10,511)
FTSE/MIB Index (Long)	12	1,212,012	1,210,643	Jun-20	112,673
Gasoline RBOB (Long)##	1	45,297	45,297	Jul-20	6,234
Gold 100 OZ (Long)##	9	1,576,530	1,576,530	Aug-20	(1,830)
Hang Seng Index (Short)	4	587,473	587,473	Jun-20	15,079
IBEX 35 Index (Long)	9	708,972	705,686	Jun-20	38,997
LME Nickel (Short)##	1	73,754	73,754	Jul-20	411
LME Primary Aluminum (Long)##	53	2,033,875	2,033,875	Jun-20	1,749
LME Primary Aluminum (Long)##	2	76,763	76,763	Jul-20	1,053
LME Primary Aluminum (Short)##	53	2,033,875	2,033,875	Jun-20	94,724
LME Primary Aluminum (Short)##	34	1,304,963	1,304,963	Jul-20	(42,661)
LME Zinc (Long)##	17	844,156	844,156	Jul-20	29,563
LME Zinc (Long)##	28	1,393,525	1,393,525	Jun-20	(18,983)
LME Zinc (Short)##	16	794,500	794,500	Jul-20	4,824
LME Zinc (Short)##	28	1,393,525	1,393,525	Jun-20	(30,657)
Low Sulphur Gas Oil (Long)##	10	294,750	294,750	Jul-20	5,724
Natural Gas (Short)##	29	562,600	562,600	Aug-20	(19,816)
NY Harbor ULSD (Long)##	3	146,677	146,677	Dec-20	7,449
OMXS 30 Index (Long)	15	259,446	259,166	Jun-20	9,617
S&P 500 Index E-Mini (Long)	2	304,431	304,200	Jun-20	17,946
S&P/TSX 60 Index (Short)	2	266,455	266,028	Jun-20	(5,641)
SGX MSCI Singapore Index (Long)	66	1,345,413	1,345,413	Jun-20	(8,588)
Silver (Short)##	3	277,485	277,485	Jul-20	(52,820)
Soybean (Short)##	7	294,263	294,263	Jul-20	4,536
Soybean Meal (Short)##	35	991,200	991,200	Jul-20	44,176
SPI 200 Index (Short)	2	191,823	191,600	Jun-20	(18,406)
Sugar No. 11 (Short)##	4	48,877	48,877	Jul-20	(2,972)
Tokyo Price Index (Short)	4	579,969	578,237	Jun-20	(56,046)
U.K. Gilt 10 yr (Short)	15	2,542,001	2,546,075	Sep-20	901
U.S. Treasury Bond 30 yr (Short)	21	3,737,345	3,745,875	Sep-20	9,079
U.S. Treasury Note 2 yr (Long)	69	15,237,146	15,238,219	Sep-20	2,000
U.S. Treasury Note 5 yr (Long)	132	16,585,589	16,582,500	Sep-20	16,207
U.S. Treasury Note 10 yr (Short)	74	10,290,625	10,290,625	Sep-20	(11,486)
WTI Crude (Short)##	4	143,360	143,360	Aug-20	(9,413)

Unrealized appreciation					468,326

Unrealized (depreciation)					(445,769)

Total					$22,557
## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's consolidated portfolio are for the close of the fund's reporting period, which ran from September 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the consolidated portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $10,560,291.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $799,952.
(PAN)	A portion of these holdings are held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary, valued at $1,101,654.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund uses futures contracts to gain exposure to equity securities, fixed-income securities and commodities.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
At close of the reporting period, the fund has deposited cash valued at $1,328,762 in a segregated account to cover margin requirements on open futures contracts.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to provide exposure to developed and emerging market currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s consolidated portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s consolidated portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $246,359 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$751,675	$—	$—
Short-term investments	—	8,799,480	—

Totals by level	$751,675	$8,799,480	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(214,557)	$—
Futures contracts	22,557	—	—

Totals by level	$22,557	$(214,557)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	800
Forward currency contracts (contract amount)	$31,800,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com